AARP INVESTMENT PROGRAM FROM SCUDDER
                        AARP Balanced Stock and Bond Fund

Supplement to the Statement of Additional dated February 1, 1999, as Revised June 30, 1999


The following information should be included after the second sentence in the first paragraph under the section "THE AARP FUNDS' INVESTMENT OBJECTIVES AND POLICIES - AARP Growth and Income Funds - AARP Balanced Stock and Bond Fund - Equity investments" beginning on page 15:

The Fund may invest no more than 5% of its total assets in equity investments which do not pay current dividends but which, in the Fund Manager's judgment, offer prospects for growth of capital and future income.




December 2, 1999